EXHIBIT 99.1
First Financial Bancorp

Forward Looking Statement
Certain statements which are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act (the Act). In addition, certain statements in future filings by Bancorp with the Securities and Exchange Commission, in press releases, and in oral and written statements made by or with the approval of Bancorp which are not statements of historical fact constitute forward-looking statements within the meaning of the Act. Examples of forward-looking statements include, but are not limited to, projections of revenues, income or loss, earnings or loss per share, the payment or non-payment of dividends, capital structure and other financial items, statements of plans and objectives of Bancorp or its management or board of directors, and statements of future economic performance and statements of assumptions underlying such statements. Words such as “believes,” “anticipates,” “intends,” and other similar expressions are intended to identify forward-looking statements but are not the exclusive means of identifying such statements. Forward-looking statements involve risks and uncertainties which may cause actual results to differ materially from those in such statements. Factors that could cause actual results to differ from those discussed in the forward-looking statements include, but are not limited to, the ability of the company to implement its business plan, the strength of the local economies in which operations are conducted; the effects of and changes in policies and laws of regulatory agencies; inflation, interest rates, market and monetary fluctuations; acts of terrorism and any governmental response to such acts; technological changes; mergers and acquisitions; the ability to increase market share and control expenses; the effect of changes in accounting policies and practices that may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board and the Securities and Exchange Commission; the costs and effects of litigation and of unexpected or adverse outcomes in such litigation; and the success of Bancorp at managing the risks involved in the foregoing. Such forward-looking statements are meaningful only on the date when such statements are made, and Bancorp undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such a statement is made to reflect the occurrence of unanticipated events.

Corporate Overview
· Ticker – FFBC (Nasdaq)
· Market value – $830 million (as of 7/20/05)
· Total Assets $3.9 billion (as of 3/31/05)

Background

Corporate Overview
Headquartered in Hamilton, Ohio, First Financial Bancorp is a $3.9 billion publicly owned bank holding company whose focus is community banking. Founded in 1983, First Financial now operates 5 lines of business with 105 retail banking centers in Ohio, Indiana, Michigan, and Kentucky. The Bancorp serves some 500,000 customers, and approximately 4,500 investors hold its stock. Oldest affiliate founded in 1863 – 8th oldest charter in the United States First Financial’s affiliates offer a full range of financial services to commercial enterprises and individual consumers. Our focus is community banking, wealth management and insurance.

Lines of Business
Commercial Banking ($3.8 Billion) · First Financial Bank · Sand Ridge Bank · Community First Bank Wealth Management · $2.5 billion in assets under management Insurance Brokerage · $3 million in revenue

Market Overview

Strategic Plan

Strategic Plan
· New CEO / New Plan
· Re-focus on: – Community Banking – People led sales culture – Growth in Banking, Wealth Management, and Insurance – Commitment to superior performance · 2005 year of transition

Strategic Plan — Goals · Top-quartile performance for all stakeholders in the long term · Sustained and consistent excellence · Commitment to growth · Effective management of all risks

Financial Overview

Financial Performance 2004 2005 Q1 2005 Q2 ROE 11.21% 11.73% 10.74% ROA 1.05% 1.13% 1.03% Efficiency Ratio 66.79% 66.38% 67.66%

Strengths • Capital position

TANGIBLE COMMON EQUITY / TANGIBLE ASSETS
2000 2001 2002 2003 2004 Q1 2005
FFBC PEER

Strengths
· Capital Position
· Strong franchises in good markets

Markets
· The 5-year CAGR for all current markets is 7.4% · The 5-year CAGR for our top 5 markets, which represent 69% of our deposit base, is 6.4%

Strengths
· Capital position · Strong franchises in good markets · Stable net interest margin

NET INTEREST MARGIN 5.0% 4.0% 3.0% 2.0% 1.0% 0.0% 5.0% 4.0% 3.0% 2.0% 1.0% 0.0%

Strengths
· Capital position · Strong franchises in good markets · Stable net interest margin · Good credit quality

Credit Quality
2002 2003 2004 Q1 2005 Q2 2005
Net Charge-off Ratio 0.54% 0.69% 0.26% 0.20% 0.20% Non-performing Assets/Assets 0.74% 0.73% 0.54% 0.50% 0.62% Reserve Ratio 1.77% 1.71% 1.61% 1.59% 1.55% Reserve/NPA’s 175% 161% 214% 225% 182%

Strengths Capital position Strong franchises in good markets Stable net interest margin Good credit quality Strong fee income base

NON-INTEREST INCOME TO OPERATING INCOME 33% 29% 25% 20% 16% 12% 8% 4% 0% 33% 29% 25% 20% 16% 12% 8% 4% 0%

Opportunities to Improve · Efficiency · Growth strategies · Capital management

Efficiency Opportunities · Transitioning to one company, one charter from six charters in 2004. Completion in August 2005. · Operational consolidation – $5 million in annual cost savings · Branch and market evaluation – Average branch size 63.2 of $27.8 million compared to peer median of $ million – Announced sale of pre-tax gain Fidelity Federal affiliate for $8 to 9 million · Plan to exit indirect auto lending
· In-depth review of all costs

Commitment to Growth

TOTAL ASSETS ($’s in millions)
$4,000 $3,500 $3,000 $2,500 $2,000 $1,500 $1,000 $500 $- Acquisitions $127 $98 Acquisitions $127 $98

Revenue Growth Opportunities • Commercial lending focus, shift in asset mix

LOAN MIX (4Q 2004)
1-4 Family RE Commercial RE Farmland RE Commercial & Industrial
Loans to individuals Agriculture Other

Revenue Growth Opportunities Commercial lending focus, shift in asset mix Metropolitan market expansion Announced Cincinnati leader Branch expansion in growth markets 5 opened or under construction in 2005 Wealth management expansion of sales force and into all parts of the franchise Acquisitions will be considered in these areas: Strategic bank acquisitions Insurance agencies Investment management firms

Future Announcements · Branch and Market Evaluation · Capital Plan

Other Financial Information & Quarterly Results

SHARES REPURCHASED (000’s)
2,000 1,800 1,600 1,400 1,200 1,000 800 600 400 200 0 2000 2001 2002 2003 2004 Est. 2005

DIVIDEND HISTORY (1Q95 – 1Q05) $0.18 $0.16 $0.14 $0.12 $0.10 $0.08 $0.06 $0.04 $0.02 $-
1Q95 4Q95 3Q96 2Q [9]7 1Q [9]8 4Q98 3Q99 2Q00 1Q01 4Q01 3Q02 2Q [0]3 1Q [0]4 4Q04

EARNINGS PER SHARE $0.25 $0.24 $0.23 $0.22 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

RETURN ON AVERAGE EQUITY 12.00% 11.60% 11.20% 10.80% 10.40% 10.00% Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

TOTAL LOANS $2,880,000 $2,820,000 $2,760,000 $2,700,000 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

TOTAL DEPOSITS
$3,000,000 $2,900,000 $2,800,000 $2,700,000 $2,600,000 $2,500,000 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

NON-INTEREST BEARING DEPOSITS $440,000 $430,000 $420,000 $410,000 $400,000 $390,000 $380,000 Q2 2004 Q3 2004 Q4 2004 Q1 2005 Q2 2005

DEPOSIT MIX (AVG BAL Q2 2005) NONINTEREST-BEARING INTEREST BEARING SAVINGS TIME

NON-INTEREST INCOME MIX (Q2 2005)
Service charges on deposit accounts Trust Bankcard interchange Gains on sale of mortgage loans Investment securities gains (losses) Other

EFFICIENCY RATIO
70% 65% 60% 55% 50% 45% 40% 35% 30% 30% 2000 2001 2002 2003 2004 FFBC PEER STRATEGIC PLAN — OPERATIONS

One-time charges associated with consolidation — $4.5 million – $2.9 million for staff reductions – $0.6 million for consulting and professional services – $1.0 million in other Charges as of 2Q 2005 — $0.7 million – $471,000 for staff reductions – $165,000 for consulting and professional services – $33,000 in other Recurring benefit associated with consolidation – $4.8 — $5.2 million salary and benefit reductions – Savings to occur gradually until fully recognized in 2Q 2006 – Other areas under careful review 42

Questions

First Financial Bancorp